UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-22039
                                                    -----------

         First Trust Specialty Finance and Financial Opportunities Fund
      ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      ---------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      ---------------------------------------------------------------------
                    (Name and address of agent for service)


     registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                             ----------------

               Date of reporting period:    November 30, 2010
                                           -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                               SPECIALTY FINANCE
                        AND FINANCIAL OPPORTUNITIES FUND


                                 ANNUAL REPORT
                               FOR THE YEAR ENDED
                               NOVEMBER 30, 2010




[LOGO OMITTED]  First Trust                            [LOGO OMITTED]
------------------

                                                       Confluence
                                                       Investment Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2010

Shareholder Letter ......................................................   1
At A Glance..............................................................   2
Portfolio Commentary ....................................................   3
Portfolio of Investments ................................................   6
Statement of Assets and Liabilities......................................   9
Statement of Operations..................................................  10
Statements of Changes in Net Assets .....................................  11
Statement of Cash Flows..................................................  12
Financial Highlights ....................................................  13
Notes to Financial Statements............................................  14
Report of Independent Registered Public Accounting Firm..................  20
Additional Information ..................................................  21
Board of Trustees and Officers...........................................  25
Privacy Policy...........................................................  27


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                        ANNUAL LETTER FROM THE PRESIDENT
                               NOVEMBER 30, 2010


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.


Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Specialty Finance and Financial Opportunities Fund

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2010 (UNAUDITED)


FUND STATISTICS

Symbol on New York Stock Exchange                                      FGB
Common Share Price                                            $       7.50
Common Share Net Asset Value ("NAV")                          $       7.69
Premium (Discount) to NAV                                            (2.47)%
Net Assets Applicable to Common Shares                        $109,860,786
Current Quarterly Distribution per Common Share (1)           $     0.1550
Current Annualized Distribution per Common Share              $     0.6200
Current Distribution Rate on Closing Common Share Price (2)         8.27%
Current Distribution Rate on NAV (2)                                8.06%


--INSERT COMMON STOCK PRICE & NAV GRAPH--

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

                                                                    Average Annual
                                                                    Total Return
                                                  1 Year Ended   Inception (5/25/2007)
                                                   11/30/2010       to 11/30/2010
Fund Performance (3)
NAV                                                     40.04%          -12.04%
Market Value                                            50.41%          -13.80%
Index Performance
Blended Benchmark (4)                                   20.03%             N/A(5)
MSCI U.S. Investable Market Financials Index             2.26%          -20.48%


                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

            Common Share
               Price          NAV
               ------         ----
12/1/2009      5.53           6.04
12/4/2009      5.64           6.15
12/11/2009     5.58           6.2
12/18/2009     5.74           6.26
12/24/2009     5.98           6.48
12/31/2009     5.98           6.42
1/8/2010       6.4            6.74
1/15/2010      6.33           6.74
1/22/2010      6.12           6.59
1/29/2010      5.86           6.45
2/5/2010       5.63           6.34
2/12/2010      5.71           6.36
2/19/2010      5.92           6.53
2/26/2010      6.06           6.69
3/5/2010       6.71           6.99
3/12/2010      6.91           7.13
3/19/2010      6.72           7.17
3/26/2010      7.03           7.35
4/1/2010       7.13           7.4
4/9/2010       7.32           7.51
4/16/2010      7.8            7.65
4/23/2010      7.99           7.93
4/30/2010      7.69           7.63
5/7/2010       6.74           6.82
5/14/2010      7.18           7.15
5/21/2010      6.28           6.56
5/28/2010      6.93           6.77
6/4/2010       7.15           6.59
6/11/2010      7.01           6.84
6/18/2010      6.92           6.92
6/25/2010      6.61           6.86
7/2/2010       6.23           6.52
7/9/2010       6.59           6.9
7/16/2010      6.46           6.74
7/23/2010      6.61           7.04
7/30/2010      6.81           7.14
8/6/2010       7.01           7.17
8/13/2010      6.81           6.88
8/20/2010      6.64           6.79
8/27/2010      6.63           6.87
9/3/2010       7.11           7.12
9/10/2010      7.12           7.19
9/17/2010      6.91           7.23
9/24/2010      7.09           7.32
10/1/2010      7.15           7.49
10/8/2010      7.26           7.62
10/15/2010     7.18           7.69
10/22/2010     7.29           7.74
10/29/2010     7.54           7.77
11/5/2010      7.88           8.09
11/12/2010     7.5            7.8
11/19/2010     7.44           7.66
11/26/2010     7.57           7.75
11/30/2010     7.5            7.69



                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
---------------                            -----------
Ares Capital Corp.                          11.9%
PennantPark Investment Corp.                 7.3
MVC Capital, Inc.                            6.5
Solar Capital, Ltd.                          6.2
BlackRock Kelso Capital Corp.                5.5
Annaly Capital Management, Inc.              4.9
Apollo Investment Corp.                      4.8
Hercules Technology Growth Capital, Inc.     4.4
Gladstone Capital Corp.                      3.7
Golub Capital BDC, Inc.                      3.5
                                           ------
                                   Total    58.6%
                                           ======


                                            % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
---------------------                      -----------
Common Stocks:
   Business Development Companies            76.5%
   Residential Mortgage REITs                13.4
   Domestic                                   6.6
   Specialty Finance/Hybrid REITs             1.8
Exchange-Traded Funds                         1.7
Canadian Income Trusts*                       0.0
                                            ------
                                    Total   100.0%
                                            ======

* Amount is less than 0.1%.


                                        % OF TOTAL
INDUSTRY                                INVESTMENTS
---------                               -----------

Capital Markets                          75.3%
Real Estate Investment Trusts (REITs)    15.2
Diversified Financial Services            5.4
Insurance                                 2.9
Thrifts & Mortgage Finance                0.8
Health Care Equipment & Supplies          0.4
                                        ------
                                 Total  100.0%
                                        ======


_____________________
(1) Most recent distribution paid or declared through 11/30/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following (Source: Bloomberg):

          Red Rocks Global Listed Private Equity Index (70%)
          FTSE NAREIT Mortgage REIT Index (20%)
          S&P SmallCap Financials Index (10%)

(5) Previously, the blended benchmark consisted of the following:

          Red Rocks Listed Private Equity Index (40%)
          FTSE NAREIT Mortgage REIT Index (20%)
          FTSE NAREIT Hybrid REIT Index (20%)
          Merrill Lynch Preferred Stock Hybrid Securities Index (10%) Russell 2000 Financial Services Index (10%)

Certain of these indices were discontinued during 2009, therefore the blended benchmark was changed. See footnote (4) above for the new blended benchmark constituents. As certain of the indices in the new blended benchmark began subsequent to the inception date (5/25/2007) of the Fund, the average annual total return from inception to 11/30/2010 for the blended benchmark cannot be calculated.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2010


                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or "Sub-Advisor"), located in Saint Louis, Missouri, has served as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund (NYSE: FGB) since July 29, 2008. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

[PHOTO OMITTED]

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mark was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.


[PHOTO OMITTED]

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.


[PHOTO OMITTED]

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards ETF focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Continued)
--------------------------------------------------------------------------------

                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on a niche called business development companies ("BDCs"). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management teams. Some specialize in particular industries, while others apply a more generalized approach with a diversified portfolio. Both approaches can work effectively and deliver to shareholders a unique and differentiated investment opportunity derived from the private markets. As of November 30, 2010, the Fund had approximately three-quarters of its assets invested in 23 BDCs.

The year (defined in this report as the 12 months ending November 30, 2010) represented a transition for the BDC industry from recovery to growth. BDCs were adversely affected by the liquidity crisis of 2008, then spent much of 2009 repairing themselves. But in 2010, BDCs shifted gears, successfully raising both debt and equity capital, and deploying this capital into a variety of attractive investments. Many BDCs were able to become significantly larger and their stocks more liquid. Furthermore, several new BDCs came to the market with initial public offerings (IPOs).

The Fund invested in many of these new companies. Through the year, they often traded at attractive valuations, creating an opportunity to broaden and diversify the Fund's BDC allocation. The new BDC investments include Solar Capital, Golub Capital, THL Credit, Full Circle Funding and Horizon Technology Finance. We believe high quality management teams are leading these companies and we are pleased to see two companies (Golub and THL) introduce fee structures that are meaningfully more shareholder-friendly relative to most legacy BDCs.

The positive trend among BDCs is particularly noteworthy given how weak the broader financial sector performed for the year. According to Bloomberg, financials were the only sector in the S&P 500 to post a negative total return, one that lagged the overall S&P 500 by about ten percent. In part, the difficult environment for financial companies is a consequence of having received substantial government support during the financial crisis. Several of these companies faced challenges in clearing themselves from governmental aid and continue to deal with an uncertain regulatory environment. Because BDCs did not go to the government for support, they have not been subject to greater regulatory requirements. Instead, the BDC industry has been able to recover along a more natural path, one that has allowed normal market forces to foster a more efficient recovery.

Nevertheless, BDCs still face a variety of risks and challenges. For example, during the European sovereign debt crisis in the spring of 2010, many BDC stock prices declined significantly, reflecting investor concerns about financial companies. BDCs generally have no direct exposure to European sovereign credits. But investors were concerned about a broader crisis, like the one in 2008. We don't believe this scenario is likely, given the posture global central banks have taken with regard to providing liquidity. But with financial companies, reality and perception are often intertwined. And despite central bank efforts, the problems in Europe have only been temporarily addressed and are not yet resolved. As a result, it's quite possible that European issues will continue to send waves of volatility through the markets, including those in which the BDCs reside.

A slow-growth economy is also potentially hazardous for BDCs, as such an environment can create more defaults within their investment portfolios. Fortunately, many BDCs continue to report stable to improving credit trends, and some are even reporting significant improvements in business conditions. Accordingly, managers are generally optimistic, despite the sluggish economy.

The Fund is also invested in real estate investment trusts that purchase mortgage-backed securities (MBS REITs). Unlike the BDCs, which have largely not had the government interfere with their business, the MBS REITs have had to work through enormous distortions in the bond market caused by the Federal Reserve, Fannie Mae and Freddie Mac. Despite all the waves, these companies have been able to deliver high levels of return to shareholders. Valuations remain attractive and we selectively added to positions during the year.

--------------------------------------------------------------------------------
                        PORTFOLIO COMMENTARY (Continued)
--------------------------------------------------------------------------------

                                                      TWELVE MONTHS
            PERFORMANCE ANALYSIS                     ENDED 11/30/10
            FGB Market Value Total Return                50.41%
            FGB NAV Total Return                         40.04%
            Blended Benchmark(1)                         20.03%


The Fund's market value total return (+50.41%)(2) was higher than the Fund's net asset value ("NAV") total return (+40.04%)(2) as the discount to NAV changed from -9.20% to -2.47% during the year. The strong performance was derived from significant increases in valuations, stabilizing fundamentals and positive dividend trends for many BDC holdings. The Fund's outperformance relative to the blended benchmark's1 return of 20.03% was in part derived from the strength of the BDCs. Many outperformed the components of the blended benchmark.

Ares Capital and PennantPark were the Fund's largest positions as of November 30, 2010. We believe these companies have talented management teams with proven track records. Both companies have positioned themselves to take advantage of numerous opportunities in the private debt and equity markets and the Fund participated in their strong performance through a deliberately more concentrated exposure.

At the end of the year, the Fund also had larger BDC positions in MVC Capital, Solar Capital and BlackRock Kelso. Both MVC and BlackRock have been large positions in the Fund for quite some time, based upon our view that their management teams have proven to be careful stewards of shareholder equity. Solar Capital, a newer, large position, had its IPO in February, 2010. We were able to take advantage of situations throughout the year to increase this position at attractive valuations. We expect this company to perform well in a gradually improving economic environment.

The MBS REITs also had a good year, generally posting total return profiles in the high teens. Although these attractive returns were much higher than the broader market, they were lower relative to many BDCs. Unlike BDCs, MBS REITs did not end the year with a substantial increase in valuations. Accordingly, returns were earned from strong operating performance, as opposed to benefitting from higher valuations.

The Fund also has investments intended to help grow NAV over time, including companies that have small or zero dividend yields. Two of these positions, Financial Federal and Wesco Financial, announced that they were being acquired. We believe these kinds of investments, while a minority of the Fund's assets, are constructive in pursuing the Fund's growth objectives.

MARKET AND FUND OUTLOOK

Following a year of strong performance, it is natural to wonder whether or not the positive trend can continue. Of course, we cannot predict the future; however, we note that much of the BDC industry performance over the last year represented a partial recovery of valuations lost during the financial crisis. But even with this progress, many BDCs have yet to return to pre-crisis valuations. For this reason, we believe there remains room for ongoing capital appreciation for BDCs that prudently invest capital and properly manage risk.

From what we've observed in recent quarters, many BDC managers are properly managing their companies. Existing investment portfolios are generally stable, while the volume of new investments has been high. We believe many of the new investments may ultimately prove to be accretive to both BDC dividends and net asset values. Such trends could, in turn, build a similar path for the Fund's dividend and net asset value.

Furthermore, it is a very positive sign to see the industry resuming a growth trajectory. Many BDCs have raised new equity capital in accretive offerings and their debt postures are improving, too. Credit costs continue to decline and some BDCs are issuing longer-term debt, which can help stabilize their business models through a variety of market cycles. These trends highlight the fact that many BDCs are maturing into larger, more stable companies with greater equity liquidity, which can help broaden their shareholder base and attract more investors. Finally, the introduction of new BDCs via the IPO market is also very positive, as it creates the opportunity for more, and sometimes better, management teams to join the industry.

Stronger companies and a return to growth help form a constructive environment for a unique niche in the financial sector. Although risk is continuous, so also are the opportunities. We look forward to pursuing these opportunities through the prudent management of the Fund.

______________________
(1) Components of the blended benchmark: Red Rocks Global Listed Private Equity Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%). Source: Bloomberg

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value for NAV total returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2010

  SHARES                          DESCRIPTION                                VALUE
-----------     ----------------------------------------------------      ------------
COMMON STOCKS - 113.5%

                CAPITAL MARKETS - 84.9%
  574,306       Apollo Investment Corp. (b) (c).........................  $    6,064,671
  921,233       Ares Capital Corp. (b) (c)..............................      15,135,858
  619,320       BlackRock Kelso Capital Corp. (b) (c)...................       6,942,577
  304,366       Fifth Street Finance Corp. (b) (c)......................       3,509,340
   26,454       Full Circle Capital Corp. (b) (c).......................         212,955
  420,716       Gladstone Capital Corp. (b) (c).........................       4,707,812
  183,333       Gladstone Investment Corp. (c)..........................       1,424,497
  271,600       Golub Capital BDC, Inc. (b) (c) (d).....................       4,408,068
  554,556       Hercules Technology Growth Capital, Inc. (b) (c)........       5,534,469
  179,200       Horizon Technology Finance Corp. (c)....................       2,662,912
  320,163       Kohlberg Capital Corp. (c)..............................       2,132,286
   19,774       Main Street Capital Corp. (b) (c).......................         336,751
  233,600       MCG Capital Corp. (b) (c)...............................       1,632,864
  603,700       MVC Capital, Inc. (b) (c)...............................       8,228,431
  332,437       NGP Capital Resources Co. (b) (c).......................       3,005,231
  794,000       PennantPark Investment Corp. (b) (c)....................       9,289,800
   52,176       Prospect Capital Corp. (c)..............................         510,281
    9,776       Saratoga Investment Corp. (c)...........................         171,862
  335,036       Solar Capital, Ltd. (b) (c) (d).........................       7,866,645
  309,565       THL Credit, Inc. (b) (c) (d)............................       4,055,302
  128,491       TICC Capital Corp. (b) (c)..............................       1,354,295
  218,601       Triangle Capital Corp. (b) (c)..........................       4,085,653
                                                                          ---------------
                                                                              93,272,560
                                                                          ---------------
                DIVERSIFIED FINANCIAL SERVICES - 6.2%
  187,500       Compass Diversified Holdings (b)........................       3,112,500
  437,977       Medallion Financial Corp. (b) (c).......................       3,714,045
                                                                          ---------------
                                                                               6,826,545
                                                                          ---------------
                HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
  59,075        Medical Action Industries, Inc. (b) (d).................         470,237
                                                                          ---------------

                INSURANCE - 3.4%
       3        Berkshire Hathaway, Inc., Class A (b) (d)...............         360,600
  83,700        Fidelity National Financial, Inc., Class A (b)..........       1,129,950
   3,250        Markel Corp. (b) (d)....................................       1,148,843
  38,475        W.R. Berkley Corp. (b)..................................       1,026,898
                                                                          ---------------
                                                                               3,666,291
                                                                          ---------------
                OIL, GAS & CONSUMABLE FUELS - 0.0%
      81        Progress Energy Resources Corp. ........................             914
                                                                          ---------------
                REAL ESTATE INVESTMENT TRUSTS (REITS) - 17.6%
 339,500        Annaly Capital Management, Inc. (b).....................       6,175,505
 267,573        Cypress Sharpridge Investments, Inc. (b)................       3,652,371
 192,307        Cypress Sharpridge Investments, Inc. (e)................       2,624,991
  46,282        Hatteras Financial Corp. (b)............................       1,433,816
 100,000        Hatteras Financial Corp. (b) (e)........................       3,098,000
 550,049        NorthStar Realty Finance Corp. .........................       2,326,707
                                                                          ---------------
                                                                              19,311,390
                                                                          ---------------
                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a)-(Continued)
NOVEMBER 30, 2010

  SHARES/
  UNITS                           DESCRIPTION                              VALUE
-----------     ----------------------------------------------------       ------------
 COMMON STOCKS - (CONTINUED)

                THRIFTS & MORTGAGE FINANCE - 1.0%
 100,000        Northwest Bancshares, Inc. (b)..........................   $   1,026,000
   5,584        People's United Financial, Inc. ........................          69,186
                                                                           --------------
                                                                               1,095,186
                                                                           --------------
                TOTAL COMMON STOCKS.....................................     124,643,123
                                                                           --------------
               (Cost $137,999,418)

CANADIAN INCOME TRUSTS - 0.0%

                OIL, GAS & CONSUMABLE FUELS - 0.0%
     100        ARC Energy Trust .......................................          2,370
                                                                           --------------
                TOTAL CANADIAN INCOME TRUSTS............................          2,370
                                                                           --------------
               (Cost $2,108)

EXCHANGE-TRADED FUNDS - 2.0%

                CAPITAL MARKETS - 2.0%
  55,000        SPDR Barclays Capital High Yield Bond ETF (b)...........       2,190,100
                                                                           --------------

                TOTAL EXCHANGE-TRADED FUNDS.............................       2,190,100
                                                                           --------------
               (Cost $1,864,608)

                TOTAL INVESTMENTS (F) - 115.5% .........................     126,835,593
               (Cost $139,866,134)

                OUTSTANDING LOAN - (16.4%) .............................     (18,000,000)

                NET OTHER ASSETS AND LIABILITIES - 0.9% ................       1,025,193
                                                                           --------------
                NET ASSETS - 100.0%.....................................   $ 109,860,786
                                                                           ==============

_________________________________________________________
     (a) All percentages shown in the Portfolio of Investments are based on net assets.
     (b) All or a portion of this security is available to serve as collateral on the outstanding loan.
     (c) Business Development Company.
     (d) Non-income producing security.
     (e) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the
         Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
     (f) Aggregate cost for federal income tax purposes is $142,656,524. As of
         November 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was
         $12,982,831 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was
         $28,803,762.

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a)-(Continued)
NOVEMBER 30, 2010


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                            LEVEL 2            LEVEL 3
                                                            TOTAL          LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE        UNOBSERVABLE
                                                         10/30/2010         PRICES           INPUTS             INPUTS
                                                       -------------        --------      -------------   ----------------
Common Stocks *................................        $ 124,643,123    $ 124,643,123     $          --    $           --
Canadian Income Trusts *.......................                2,370            2,370                --                --
Exchange-Traded Funds *........................            2,190,100        2,190,100                --                --
                                                       -------------------------------------------------------------------
TOTAL INVESTMENTS..............................        $ 126,835,593    $ 126,835,593     $          --    $           --
                                                       ===================================================================

* See Portfolio of Investments for industry breakout.


                      See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010

ASSETS:
Investments, at value
     (Cost $139,866,134)                                                  $126,835,593
Cash                                                                         3,199,629
Prepaid expenses                                                                28,020
Receivables:
     Dividends                                                                 224,105
     Interest                                                                      355
                                                                          -------------
          Total Assets                                                     130,287,702
                                                                          -------------
LIABILITIES:
Outstanding loan                                                            18,000,000
Payables:
     Distributions to Common Shareholders                                    2,213,129
     Investment advisory fees                                                  106,322
     Audit and tax fees                                                         49,185
     Printing fees                                                              29,841
     Administrative fees                                                        10,038
     Trustees' fees and expenses                                                 6,633
     Legal fees                                                                  4,069
     Custodian fees                                                              2,913
     Transfer agent fees                                                         2,656
     Interest and fees on loan                                                   1,291
Other liabilities                                                                  839
                                                                          -------------
          Total Liabilities                                                 20,426,916
                                                                          -------------
NET ASSETS                                                                $109,860,786
                                                                          =============
NET ASSETS CONSIST OF:
Paid-in capital                                                           $267,258,367
Par value                                                                      142,783
Accumulated net investment income (loss)                                    (2,026,306)
Accumulated net realized gain (loss) on investments                       (142,483,517)
Net unrealized appreciation (depreciation) on investments                  (13,030,541)
                                                                          -------------
NET ASSETS                                                                $109,860,786
                                                                          =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)      $       7.69
                                                                          =============
Number of Common Shares outstanding (unlimited number of Common
Shares has been authorized)                                                 14,278,252
                                                                          =============

                     See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2010


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $22)........................  $   9,776,981
Interest.................................................................          2,357
                                                                           -------------
     Total investment income.............................................      9,779,338
                                                                           -------------
EXPENSES:
Investment advisory fees.................................................      1,168,157
Interest and fees on loan................................................        250,137
Administrative fees......................................................        111,454
Printing fees............................................................         75,214
Audit and tax fees.......................................................         49,200
Trustees' fees and expenses..............................................         39,559
Legal fees...............................................................         37,064
Transfer agent fees......................................................         30,977
Custodian fees...........................................................         17,211
Excise tax expense.......................................................        (67,627)(a)
Other....................................................................        117,943
                                                                           -------------
     Total expenses......................................................      1,829,289
                                                                           -------------
NET INVESTMENT INCOME (LOSS).............................................      7,950,049
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments.........................................................    (14,346,260)
     Foreign currency transactions.......................................              2
                                                                           -------------
Net realized gain (loss).................................................    (14,346,258)
                                                                           -------------
Net change in unrealized appreciation (depreciation) on investments......     39,494,487
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)..................................     25,148,229
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..........  $  33,098,278
                                                                           =============

----------------------------
 (a) Refund of prior year excise tax payment/expense.

                     See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR             YEAR
                                                                                             ENDED            ENDED
                                                                                           11/302010       11/30/2009
                                                                                         --------------   --------------
OPERATIONS:
Net investment income (loss).......................................................      $   7,950,049    $   9,126,521
Net realized gain (loss)...........................................................        (14,346,258)     (40,464,711)
Net change in unrealized appreciation (depreciation)...............................         39,494,487       60,809,817
                                                                                         --------------   --------------
Net increase (decrease) in net assets resulting from operations....................         33,098,278       29,471,627
                                                                                         --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................         (8,279,365)      (7,773,176)
Net realized gain..................................................................                --                --
Return of capital..................................................................           (345,136)        (836,780)
                                                                                         --------------   --------------
Total distributions to shareholders................................................         (8,624,501)      (8,609,956)
                                                                                         --------------   --------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................            317,642               --
                                                                                         --------------   --------------
Net increase (decrease) in net assets resulting from capital transactions..........            317,642               --
                                                                                         --------------   --------------
Total increase (decrease) in net assets............................................         24,791,419       20,861,671

NET ASSETS:
Beginning of period................................................................         85,069,367       64,207,696
                                                                                         --------------   --------------
End of period......................................................................       $109,860,786    $  85,069,367
                                                                                         ==============   ==============
Accumulated net investment income (loss) at end of period..........................       $ (2,026,306)   $  (1,992,387)
                                                                                         ==============   ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................         14,231,333       14,231,333
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........             46,919               --
                                                                                         --------------   --------------
Common Shares at end of period.....................................................         14,278,252       14,231,333
                                                                                         ==============   ==============

                     See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations .........   $ 33,098,278
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments .............................................    (29,788,336)
   Sales, maturities and paydowns of investments ........................     27,116,739
   Net realized gain/loss on investments and foreign currency transactions    14,346,258
   Net change in unrealized appreciation/depreciation on investments.....    (39,494,487)

CHANGES IN ASSETS AND LIABILITIES:
   Increase in interest receivable ......................................           (334)
   Decrease in dividends receivable .....................................         98,932
   Increase in prepaid expenses .........................................        (21,396)
   Decrease in interest and fees on loan payable ........................        (19,561)
   Increase in investment advisory fees payable .........................         25,310
   Decrease in audit and tax fees payable ...............................            (15)
   Decrease in legal fees payable .......................................         (7,914)
   Decrease in printing fees payable ....................................         (4,850)
   Increase in administrative fees payable ..............................          1,705
   Increase in custodian fees payable ...................................            431
   Decrease in transfer agent fees payable ..............................         (2,523)
   Decrease in Trustees' fees and expenses payable ......................            (78)
   Decrease in other liabilities ........................................       (228,882)
                                                                            -------------
CASH PROVIDED BY OPERATING ACTIVITIES....................................                   $  5,119,277
                                                                                            -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds of Common Shares reinvested .................................        317,642
   Distributions to Common Shareholders from net investment income.......     (8,058,623)
   Return of capital ....................................................       (345,136)
   Issuances of loan ....................................................     19,500,000
   Repayment of loan ....................................................    (15,850,000)
                                                                            -------------
CASH USED IN FINANCING ACTIVITIES .......................................                     (4,436,117)
                                                                                            -------------
Increase in cash ........................................................                        683,160
Cash at beginning of period .............................................                      2,516,469
                                                                                            -------------
CASH AT END OF PERIOD....................................................                   $  3,199,629
                                                                                            =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees........................                   $    284,986
                                                                                            =============

                     See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                               YEAR            YEAR         YEAR          PERIOD
                                                               ENDED           ENDED        ENDED          ENDED
                                                            11/30/2010      11/30/2009  11/30/2008 (b) 11/30/2007 (a)
                                                           ____________     __________  _____________  _____________
Net asset value, beginning of period.....................  $      5.98      $    4.51   $      13.73   $    19.10 (c)
                                                           ____________     ___________ ____________   ____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............................         0.56           0.65           1.02         0.70
Net realized and unrealized gain (loss)..................         1.76           1.43          (8.88)       (5.32)
                                                           ____________    ___________   ____________   ___________
Total from investment operations.........................         2.32           2.08          (7.86)       (4.62)
                                                           ____________    ___________   ____________   ___________
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................................        (0.59)         (0.55)         (1.27)       (0.71)
Net realized gain........................................           --             --             --           --
Return of capital........................................        (0.02)         (0.06)         (0.09)          --
                                                           ____________    ___________   ____________   ___________
Total from distributions.................................        (0.61)         (0.61)         (1.36)       (0.71)
                                                           ____________    ___________   ____________   ___________
Net asset value, end of period...........................  $      7.69     $     5.98    $       4.51   $   13.73
                                                           ============    ============  ============   ===========
Market value, end of period..............................  $      7.50     $     5.43    $       3.29   $   14.23
                                                           ============    ============  ============   ===========
TOTAL RETURN BASED ON NET ASSET VALUE (d)................        40.04%         56.00%         (61.38)%    (24.53)%
                                                           ============    ============  ============   ===========
TOTAL RETURN BASED ON MARKET VALUE (d)...................        50.41%         94.18%         (72.80)%    (25.36)%
                                                           ============    ============  ============   ===========
-------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................  $    109,861    $     85,069  $     64,208   $  193,070
Ratio of total expenses to average net assets............          1.83%           2.29%         2.72%        1.99% (e)
Ratio of total expenses to average net assets excluding
   interest expense and fees.............................          1.58%           1.94%         1.73%        1.41% (e)
Ratio of net investment income (loss) to average net assets        7.93%          13.36%         9.53%        8.64% (e)
Portfolio turnover rate .................................            24%             20%           15%           3%
INDEBTEDNESS:
Total loan outstanding (in 000's)........................  $     18,000    $     14,350  $     11,450   $   36,000
Asset coverage per $1,000 of indebtedness (f)............  $      7,103    $      6,928  $      6,608   $    6,363

-------------------------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on
    May 25, 2007.
(b) On July 29, 2008, Confluence Investment Management LLC became the sub-advisor to the Fund.
(c) Net of sales load of $0.90 per share on initial offering.
(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(e) Annualized.
(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


                     See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2010

                              1. FUND DESCRIPTION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

       Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities traded in the over-the-counter market are valued at their closing bid prices.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

       1) the type of security;

       2) the size of the holding;

       3) the initial cost of the security;

       4) transactions in comparable securities;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2010

       5) price quotes from dealers and/or pricing services;

       6) relationships among various securities;

       7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

       8) an analysis of the issuer's financial statements; and

       9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

       1) the value of similar foreign securities traded on other foreign markets;

       2) ADR trading of similar securities;

       3) closed-end fund trading of similar securities;

       4) foreign currency exchange activity;

       5) the trading prices of financial products that are tied to baskets of foreign securities;

       6) factors relating to the event that precipitated the pricing problem;

       7) whether the event is likely to recur; and

       8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

          o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                -  Quoted prices for similar securities in active markets.
                - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

          o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund may hold real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Fund may also hold business development companies ("BDCs"), exchange-traded funds ("ETFs") and Canadian income trusts ("ClTs"). The tax character of distributions received from these securities may also vary when reported by the issuer after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2010

securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2010, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                                   ACQUISITION                                                                % OF
SECURITY                              DATE          SHARES       PRICE      CARRYING COST      VALUE        NET ASSETS
Cypress Sharpridge Investments, Inc.  5/19/08       192,307    $   13.65      $2,999,989     $2,624,991       2.39%
Hatteras Financial Corp.              1/29/08       100,000        30.98       2,400,000      3,098,000       2.82
                                                                              ----------     ----------       -----
                                                                              $5,399,989     $5,722,991       5.21%
                                                                              ==========     ==========       =====

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $295,397, a decrease in accumulated net realized gain (loss) on investments by $2 and a decrease to paid-in capital of $295,395. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 was as follows:

                                                          2010        2009
Distributions paid from:
Ordinary income....................................    $8,279,365  $7,773,176
Return of capital..................................       345,136     836,780

As of November 30, 2010, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income......................    $          --
Undistributed capital gains........................               --
                                                      ______________
Total undistributed earnings.......................               --
                                                      ______________
Accumulated capital and other losses...............    (139,506,304)
Net unrealized appreciation (depreciation).........     (15,820,931)
                                                      ______________
Total accumulated earnings (losses)................    (155,327,235)
Other..............................................      (2,213,129)
Paid-in capital....................................     267,401,150
                                                      ______________
Net assets.........................................    $109,860,786
                                                      ==============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2010, the Fund elected to defer net realized capital losses of $1,266,946 incurred between November 1, 2010 and November 30, 2010.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $138,239,358, with $5,166,354, $62,747,095, $55,647,845 and $14,678,064 expiring on November 30, 2015, 2016, 2017 and 2018, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2010

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of November 30, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

On May 7, 2008, First Trust Portfolios L.P., an affiliate of the Advisor, paid $200,000 for an equity ownership interest in Confluence, which was subsequently converted into debt. Accordingly, First Trust Portfolios L.P. currently holds a promissory note from Confluence with a stated principal amount of $200,000, an annual interest rate of 3.20% and a stated maturity date of June 30, 2015.

James A. Bowen, the Chief Executive Officer of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and Confluence were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2010

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the year ended November 30, 2010, were $29,788,336 and $27,116,739, respectively.

                              5. CREDIT AGREEMENTS

The Fund had a Credit Agreement and a Credit Annex thereto with Credit Suisse Securities (USA) LLC, which provided for an uncommitted credit facility to be used as leverage for the Fund (the "Credit Suisse Facility"). The Credit Suisse Facility provided for a secured, uncommitted line of credit for the Fund, where Fund assets were pledged against advances made to the Fund. The maximum amount that could be outstanding at any one time under the Credit Suisse Facility was $70,000,000. On February 17, 2010, all outstanding borrowings, in the amount of $15,850,000, were paid in full through a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP").

The daily average amount outstanding between December 1, 2009 and February 17, 2010 under the Credit Suisse Facility was $15,715,385, and the interest rate during the period December 1, 2009 through February 17, 2010 was 1.73%.

On February 2, 2010, the Fund entered into a committed facility agreement with BNP (the "BNP Facility"), which currently has a maximum commitment amount of $25,000,000. The committed facility required an upfront payment from the Fund equal to $90,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility agreement except upon 180 calendar days prior notice. The borrowing rate under the BNP Facility is equal to the 3-month LIBOR plus 100 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount and a renewal fee of $42,500.

The average amount outstanding between February 17, 2010 and November 30, 2010 under the BNP Facility was $16,827,700, with a weighted average interest rate of 1.36%. As of November 30, 2010, the Fund had outstanding borrowings of $18,000,000 under this BNP Facility agreement. The high and low annual interest rates during the period February 17, 2010 through November 30, 2010 were 1.54% and 1.25%, respectively, and the interest rate at November 30, 2010 was 1.29%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2010


sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions or purchase Common Shares.

NON-DIVERSIFICATION RISK: The Fund is non-diversified under the 1940 Act, but is still limited as to the percentage of its assets which may be invested in the securities of any issuer by the diversification requirements imposed by the Code. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund ("the Fund"), including the portfolio of investments, as of November 30, 2010, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust Specialty Finance and Financial Opportunities Fund as of November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.



/S/ DELOITTE & TOUCHE LLP

Chicago, Illinois
January 26, 2011

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

________________________________________________________________________________

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2010, 1.24% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 1.24% of the ordinary income distributions for the year ended November 30, 2010.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 14, 2010, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 13,317,052, the number of votes against was 230,333 and the number of abstentions was 683,948. The number of votes cast in favor of Mr. Nielson was 13,312,164, the number of votes against was 235,221 and the number of abstentions was 683,948. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Confluence. 7,178,163 (50.27%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 6,102,190, the number of votes against was 227,555, and the number of abstentions was 848,418. The number of votes cast in favor of the new investment sub-advisory agreement was 6,101,227, the number of votes against was 226,941, and the number of abstentions was 849,995. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") among the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor"), at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor (collectively, the "Original Agreements").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and may also result in the "assignment" and termination of

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

the current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities and the terms of the Original Agreements at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreements for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 with respect to the Original Agreements and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for updates to its Form ADV and an increase to its professional liability insurance due to the growth of the Sub-Advisor, there had been no material changes to the information provided in March 2010 and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees to be paid under the Agreements, noting that they would be the same as the fees paid under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to other clients with investment objectives and policies similar to the Fund's. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2010 (UNAUDITED)

by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted the other relationships maintained between the Advisor (or its affiliate) and the Sub-Advisor as described in connection with the 2010 Renewal. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation in connection with the 2010 Renewal that the Sub-Advisor's costs are generally fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board considered the fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including its other relationships with the Advisor and that the Sub-Advisor had recently been approved to serve as sub-advisor to a new open-end fund to be added to the First Trust Fund Complex.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2010 (UNAUDITED)


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since June
Wheaton, IL 60187                     2006
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     Chief Executive Officer (December 2010        64             Trustee of
President, Chairman of the Board      Trustee        to Present), President (until                                Wheaton College
and CEO(1)                            Term and       December 2010), First Trust Advisors
120 E. Liberty Drive,                 Indefinite     L.P. and First Trust Portfolios L.P.;
  Suite 400                           Officer        Chairman of the Board of Directors,
Wheaton, IL 60187                     Term           BondWave LLC (Software Development
D.O.B.: 09/55                                        Company/Investment Advisor) and
                                    o Since Fund     Stonebridge Advisors LLC (Investment
                                      Inception      Advisor)

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Operating Officer
120 E. Liberty Drive,            Financial Officer                                          (December 2010 to Present) and
  Suite 400                      and Chief Accounting           o Since Fund                Chief Financial Officer,
Wheaton, IL 60187                Officer                          Inception                 First Trust Advisors L.P.
D.O.B.: 11/57                                                                               and First Trust Portfolios
                                                                                            L.P.; Chief Financial
                                                                                            Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Controller (January 2011 to
120 E. Liberty Drive,                                                                       Present), Senior Vice President
  Suite 400                                                     o Since Fund                (April 2007 to January 2011),
Wheaton, IL 60187                                                 Inception                 Vice President (January 2005 to
D.O.B.: 01/66                                                                               April 2007), First Trust
                                                                                            Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary                      o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,                                                                       Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Chief Compliance                                       2007  to Present), Assistant
  Suite 400                      Officer                        o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Chief
                                                                  Compliance
                                                                  Officer since
                                                                  January 2011


---------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2010

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

       o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

       o Information about your transactions with us, our affiliates or others;

       o Information we receive from your inquiries by mail, e-mail or telephone; and

       o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

       o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

       o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,000 for the fiscal year ended November 30, 2009 and $44,000 for the fiscal year ended November 30, 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,200 for the fiscal year ended November 30, 2009 and $5,216 for the fiscal year ended November 30, 2010. These fees were for tax consultation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2009 and $0 for the fiscal year ended November 30, 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2009, were $5,200 for the registrant and $36,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2010, were $6,000 for the registrant and $5,216 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

o   proxy voting policies and procedures;

o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

o   records of votes cast and abstentions; and

o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

Information provided as of February 4, 2011

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER
Mr. Keller has 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mark was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T.WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER
Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards ETF focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

 (a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

         Information provided as of November 30, 2010

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                                                                                              No. of
                                                                                             Accounts     Total Assets in
                                                                  Total                        where      Accounts where
  Name of Portfolio                                              No. of                    Advisory Fee   Advisory Fee is
     Manager or                                                 Accounts                   is Based on       Based on
     Team Member                  Type of Accounts               Managed     Total Assets   Performance     Performance
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
1.  Mark Keller         Registered Investment Companies:            0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           2,390        $687 mil          0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
2.  David Miyazaki      Registered Investment Companies:            0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           2,390        $687 mil          0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
3.  Daniel Winter       Registered Investment Companies:            0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           2,390        $687 mil          0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------


         POTENTIAL CONFLICTS OF INTERESTS


The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(a)(3)   Compensation Structure of Portfolio Manager(s) or Management
         Team Members

INFORMATION PROVIDED AS OF FEBRUARY 4, 2011

The members of the Confluence Portfolio Management Team are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition Confluence's portfolio managers are equity owners in the Firm, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.


(a)(4)   Disclosure of Securities Ownership

Information provided as of November 30, 2010

                                   Dollar Range of Registrant Shares
                  Name                   Beneficially  Owned
                  ----             ---------------------------------
               Mark Keller               $50,001 - $100,000
               David Miyazaki            $10,001 - $50,000
               Daniel Winter             $1-$10,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)   Not applicable.

      (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
               Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Specialty Finance and Financial Opportunities Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ James A. Bowen
                             --------------------------------------------------
                             James A. Bowen, Chairman of the Board, President
                             and Chief Executive Officer
                             (principal executive officer)

Date  January 20, 2011
      --------------------


By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 20, 2011
      --------------------



* Print the name and title of each signing officer under his or her signature.